Redeemable Convertible Preferred Stock	6 Months Ended
Jan. 31, 2014
Redeemable Convertible Preferred Stock
8.
Redeemable Convertible Preferred Stock

On December 17, 2013, in contemplation of the Merger, the Company issued  2,750 shares of its Series B Preferred Stock (the “redeemable convertible preferred stock”) at a price of $1,000 per share, subject to the terms of its Certificate of Designations for the Series B Preferred Stock (the “Certificate of Designations”), and warrants to purchase an aggregate of 1,401,869 shares of the Company’s common stock (the “warrants”) to certain accredited investors in a private offering transaction for proceeds of $2,750,000. The Certificate of Designations sets forth the terms, rights, provisions for conversion to common stock, obligations and preferences of the redeemable convertible preferred stock and provides that holders of the redeemable convertible preferred stock are entitled to receive dividends on an as-converted basis with the common stock. However, the holders of the redeemable convertible preferred stock will not participate in the $1,650,000 dividend to be paid upon completion of the Merger (see Note 1). Each share of redeemable convertible preferred stock is convertible, at the option of the holder upon the occurrence of certain conversion events, into common stock, at a conversion rate of $1.07 per common share (subject to adjustment for stock splits and similar events). Each share of redeemable convertible preferred stock has a vote equal to the number of shares of common stock into which the redeemable convertible preferred stock would be convertible, using a conversion price of $1.24 per share (subject to adjustment for stock splits and similar events) in lieu of the stated conversion price. Upon certain triggering events, such as the Merger not being completed by June 30, 2014, the holders of the redeemable convertible preferred stock can require the Company to redeem its redeemable convertible preferred stock in cash at a price as specified in the Certificate of Designations. In the event the holders of the redeemable convertible preferred stock do not exercise their redemption options within thirty days of a triggering event, the Company has the right to redeem all, but not less than all, of the outstanding shares of redeemable convertible preferred stock in cash at a price as specified in the Certificate of Designations. As of January 31, 2014, the Company recorded $2,750,000 related to the redeemable convertible preferred stock, which represents its redemption value.

The warrants to purchase shares of the Company’s common stock issued in connection with the redeemable convertible preferred stock are exercisable the business day following the completion of the Merger and expire two years from the initial exercise date. If the Merger is not completed, the warrants will be cancelled. The warrants have an exercise price of $1.33 per common share (subject to adjustments for stock splits and similar events). As of January 31, 2014, no amounts have been recognized for the warrants as they do not convey to the holders the unconditional ability to acquire the Company’s common stock. Once the warrants become exercisable following the completion of the Merger, the value of the warrants will be recorded.